EIGHTH AMENDMENT OF
FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

THIS EIGHTH AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT (“Amendment”) is made this 31st day of July, 2016 between FIRST NATIONAL BANK OF OMAHA, a national banking association ("Lender") and CARDINAL ETHANOL, LLC, an Indiana limited liability company (“Borrower”). This Amendment amends that certain First Amended and Restated Construction Loan Agreement dated June 10, 2013 between Lender and Borrower (as amended, the "Loan Agreement”).

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lender extended the Loans described in the Loan Agreement to Borrower;

WHEREAS, pursuant to that certain First Amendment of First Amended and Restated Construction Loan Agreement dated October 8, 2013, the date on which the Declining Revolving Credit Loan began to revolve was amended from April 8, 2014 to October 8, 2013, the Maximum Availability of the Declining Revolving Credit Loan was modified and the Loan Agreement was otherwise modified as provided for therein;

WHEREAS, pursuant to that certain Second Amendment of First Amended and Restated Construction Loan Agreement dated February 27, 2014, the Maximum Availability of the Declining Revolving Credit Loan was fixed at $5,000,000, the Reduction Dates applicable to the Declining Revolving Credit Loan were deleted, the Fixed Charge Coverage Ratio covenant was deleted, the distribution covenant was deleted, the Termination Date of the Revolving Credit Loan was extended to February 28, 2015 and the Loan Agreement was otherwise amended as provided for therein; and

WHEREAS, pursuant to that certain Third Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2015, the Termination Date of the Revolving Credit Loan was extended to March 31, 2015;

WHEREAS, pursuant to that certain Fourth Amendment of First Amended and Restated Construction Loan Agreement dated March 31, 2015, the Termination Date of the Revolving Credit Loan was extended to February 28, 2016 and the interest rate and Non-Use Fee applicable to the Revolving Credit Loan were modified;

WHEREAS, pursuant to that certain Fifth Amendment of First Amended and Restated Construction Loan Agreement dated July 23, 2015 (the “Fifth Amendment”), the maximum principal amount of the Declining Revolving Credit Loan was increased to finance the Improvements and permit Construction Advances up to May 31, 2016 to fund such Improvements, the Termination Date of the Declining Revolving Credit Loan was extended to February 28, 2021, the interest rate applicable to the Declining Revolving Credit Loan was modified, the Fixed Charge Coverage Ratio was modified, the Capital

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Expenditures covenant was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Sixth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2016, the Termination Date of the Revolving Credit Loan was extended to February 28, 2017;

WHEREAS, pursuant to that certain Seventh Amendment of First Amended and Restated Construction Loan Agreement dated May 6, 2016, the Completion Date was extended to July 31, 2016, the definition of Permitted Liens was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, the Project described in the Fifth Amendment has achieved Substantial Completion and the parties desire to convert the Construction Advances to amortizing term debt and reduce the maximum principal amount of the Declining Revolving Credit to Loan to $5,000,000, all as contemplated in the Fifth Amendment.

NOW, THEREFORE, in consideration of the amendments of the Loan Agreement set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.    Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment.

2.    The fourth Recital to the Loan Agreement is hereby amended by deleting the reference to $20,000,000.00 as the principal amount of the Declining Revolving Credit Loan and inserting in lieu thereof $5,000,000.00 and inserting the following at the end of such fourth Recital: “and a term loan in the principal amount of $15,000,000 (the “Term Loan”). All references in the Loan Agreement and other Loan Documents to the principal amount of the Declining Revolving Credit Loan are hereby amended to $5,000,000.00. The parties agree that from and after the date of this Amendment, Borrower may only request, and Lender will only fund, Working Capital Advances on the Declining Revolving Credit Loan.

3.    To further evidence the decrease in the principal amount of the Declining Revolving Credit Loan and modifications to the Declining Revolving Credit Loan provided for in this Amendment, Borrower will execute in favor of and deliver to Lender a Third Amended and Restated Declining Revolving Credit Note. The definition of the term “Declining Revolving Credit Note” in the Loan Agreement is hereby amended to refer to and mean such Third Amended and Restated Declining Revolving Credit Note.

4.    To evidence the Term Loan, Borrower will execute in favor of and deliver to Lender a Term Note.

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5.    Exhibit A of the Loan Agreement referencing the Commitments is hereby deleted in its entirety and the Exhibit A attached to this Amendment is inserted in lieu thereof.

6.    The definition of Applicable Margin in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Applicable Margin” means, at any date, (a) in the case of the Revolving Credit Loan Advances, 2.9%, (b) in the case of Declining Revolving Credit Loans, 2.9%, (c) in the case of the Term Loan, 2.9% and (d) in the case of the Non-Use Fee, 0.25%.

7.    The definition of the term LIBOR Rate in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“LIBOR Rate” means the London Interbank Offered Rate for U.S. Dollar deposits published in The Wall Street Journal as the Three (3) Month LIBOR
Rate with respect to the Declining Revolving Credit Loan and Term Loan and as the One (1) Month LIBOR Rate with respect to the Revolving Credit Loan. The LIBOR Rate will be adjusted and determined without notice to the Borrower as set forth herein, as of the date of the Revolving Credit Note, Term Note and Declining Revolving Credit Note, and on the first (1st) day of every third calendar month thereafter with respect to the Declining Revolving Credit Note and Term Note and on the first day of each calendar month thereafter with respect to the Revolving Credit Note (each such date, an “Interest Rate Change Date”) to the Three (3) Month LIBOR Rate with respect to the Declining Revolving Credit Note and Term Note and to the One (1) Month LIBOR Rate with respect to the Revolving Credit Note, which is published in The Wall Street Journal as the reported rate for the date that is two London Banking Days prior to each Interest Rate Change Date. The published LIBOR Rate will be rounded upwards to the next higher one one hundredth (1/100th) of one percent (1%). If the initial Advance under the Revolving Credit Note or the initial funding of the Declining Revolving Credit Note and Term Note occurs on any day other than the first London Banking Day of a month, the initial LIBOR Rate to be in effect until the beginning of the next succeeding month shall be that Three (3) Month LIBOR Rate or One (1) Month LIBOR Rate, as applicable, in effect on the date that is two London Banking Days prior to the first day of the month in which the Revolving Credit Note, Term Note and Declining Revolving Credit Note are dated. If for any reason the LIBOR Rate published by The Wall Street Journal is no longer available and/or the Lender is unable to determine the LIBOR Rate for any Interest Rate Change Date, the Lender may, in its sole discretion, select an alternate source to determine the LIBOR Rate and will provide notice to Borrower of the source selected. The LIBOR Rate determined as set forth above shall be referred to herein as (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of the Loans, the Lender and Borrower will agree upon a

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substitute index. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each month on the first (1st) day of each month with respect to the Revolving Credit Loan and once every three months on the first (1st) day of the applicable month with respect to the Declining Revolving Credit Loan and Term Loan. Borrower understands that Lender may make loans based on other rates as well. The Index for the one month LIBOR Rate currently is 0.500% per annum and the Index for the three month LIBOR Rate currently is 0.760% per annum. If at any time the Index is less than zero, then it shall be deemed zero for purposes of calculating the interest rate on the Loans.

8.    The definition of the term Loans in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

"Loans" means, collectively, the Revolving Credit Loan and Advances thereunder, the Declining Revolving Credit Loans, the Term Loan and any letters of credit issued for the account of Borrower.

9.    The definition of the term Notes in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

"Notes" means, collectively, the Revolving Credit Note, the Term Note and the Declining Revolving Credit Note, and all amendments, restatements, renewals, replacements and other modifications of the foregoing.

10.    Section 1.01 of the Loan Agreement is hereby amended by inserting the following definitions, in the appropriate alphabetical order:

"Maturity Date" means February 28, 2021 or the earlier date of acceleration of the Term Loan pursuant to Section 6.02 or any other applicable provision of this Agreement, when the outstanding principal balance and all accrued and unpaid interest on the Term Loan is due and payable in full.

“Term Loan Commitment” means the amount set opposite Lender’s name under the column entitled Term Loan Commitment on Exhibit A hereto.

“Term Note” has the meaning provided in Section 2.03(c) of this Agreement.

11.    Section 2.01(a) of the Loan Agreement is hereby amended by inserting new subsection (v) as follows:

(v)    Term Loan. On the Conversion Date, Lender agrees to extend the Term Loan to Borrower in the principal amount of $15,000,000.00 to refinance and amortized the Construction Advances outstanding on the Declining Revolving Term Loan.

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12.    The first sentence of Section 2.01(a)(iv) of the Loan Agreement is hereby amended by inserting new subsection (4) at the end thereof as follows:

and (4) with respect to the Term Loan, to refinance and amortized the Construction Advances outstanding on the Declining Revolving Term Loan.

13.    Section 2.03 of the Loan Agreement is hereby amended by inserting new subsection (c) at the end thereof as follows:

(c)    The Term Loan shall be evidenced by the term note, in form and substance acceptable to Lender (as amended, renewed, restated, replaced, consolidated or otherwise modified from time to time, the “Term Note”).

14.    Section 2.04 of the Loan Agreement is hereby amended by inserting new subsection (c) after subsection (b) as follows:

(c)    The principal balance of the Term Loan shall be payable in equal monthly installments of $282,719.15 commencing on September 1, 2016 and continuing on the first day of each month thereafter until the Maturity Date of the Term Loan, when the outstanding principal balance and all accrued and unpaid interest shall be due and payable in full. Interest on the Term Loan shall be paid monthly, in arrears, on the same dates that the principal installments are due.

15.    Section 2.07 of the Loan Agreement is hereby amended by inserting new subsection (d) at the end thereof as follows:

(d)    Borrower may prepay in full or in part principal on the Term Loan without penalty or premium, provided that partial prepayments will be applied to the principal installments due in the inverse order of their due dates.

16.    Section 2.14 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

Allocation of Collateral Proceeds. Lender and the Borrower acknowledge and agree that the Collateral secures the Obligations on a cross-collateralization basis. However, the Borrower and Lender agree that the proceeds from any realization on the Mortgaged Property (other than inventory and accounts receivable and the proceeds thereof) as defined in the Mortgage, equipment and fixtures will be first applied to the Lender's costs and expenses payable by Borrower pursuant to Section 7.05 and any other costs and expenses of foreclosure or otherwise realizing on such Mortgaged Property, equipment and fixtures, next to the Borrower’s obligations to Lender under the Term Loan, next to Borrower’s obligations to Lender under the Declining Revolving Credit Loan, next to the Borrower’s obligations to Lender under the Revolving Credit Loan and last to any other Obligations which remain outstanding. Proceeds from any

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realization on such Mortgaged Property, equipment and fixtures will only be applied to the Revolving Credit Loan if any proceeds remain after the full and indefeasible payment of the Term Loan and Declining Revolving Credit Loan. In addition, the Borrower and Lender acknowledge and agree that the proceeds from any realization on Collateral consisting of inventory, accounts receivable, Margin Account Equity and the products and proceeds thereof will be applied first to the Lender's costs and expenses payable by Borrower pursuant to Section 7.05 and any other costs and expenses of foreclosure or otherwise realizing on such inventory, accounts receivable and Margin Account Equity Collateral, next to the Borrower’s obligations to Lender under the Revolving Credit Loan, next to the Borrower’s obligations to Lender under the Declining Revolving Credit Loan, next to the Borrower’s obligations to Lender under the Term Loan and last to any other Obligations which remain outstanding. With respect to the proceeds of any other Collateral not specified in this Section above, the proceeds of such Collateral will be applied first to the Lender's costs and expenses payable by Borrower pursuant to Section 7.05 and any other costs and expenses of foreclosure or otherwise realizing on such Collateral and next to the Obligations in such order and priority as is determined by Lender or required by applicable law.

17.    Except as modified in this Amendment, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed and certified by Borrower and Lender. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to the Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in the Loan Agreement to “this Agreement” included references to this Amendment. Borrower represents, warrants and confirms to the Lender that no Default or Events of Default is now existing under the Loan Documents and that no event or condition exists which would constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger a Default or an Event of Default under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

18.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, exclusive of its choice of laws rules.

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19.    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as expressly provided in this Amendment, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words or phrases of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words or phrases of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment. This Amendment and the rights evidenced by this Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns. Borrower will pay on demand all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, legal fees incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of Borrower's properties or books and records). Borrower's obligations to Lender under this Section shall survive the termination of this Amendment or the Loan Agreement and the repayment of Borrower's Obligations to Lender under the Loan Agreement and other Loan Documents.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA

By:
/s/ Chris Kalokowski

Title:
Vice President

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By:
/s/ William Dartt

Title:
Chief Financial Officer and Treasurer

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Exhibit A

COMMITMENTS

Lender	Revolving Credit Loan Commitments	Declining Revolving Credit Loan Commitment	Term Loan Commitment	Lender's Total Commitment
First National Bank of Omaha	$15,000,000	$5,000,000.00	$15,000,000.00	$35,000,000.00

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